UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2022 (April 12, 2022)

Bluerock Residential Growth REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices - zip code)

(212) 843-1601

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share
Series T Redeemable Preferred Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 12, 2022, Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 20, 2021, by and among the Company, Badger Parent LLC, a Delaware limited liability company (“Parent”), and Badger Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Blackstone Real Estate Partners IX L.P., an affiliate of Blackstone Inc.

As previously disclosed, prior to the consummation of the Merger, the Company will complete the separation of its single-family residential real estate business (the “Single-Family Business”) from the Company’s multi-family residential real estate business (the “Separation”). Following the Separation, the Single-Family Business will be indirectly held by Bluerock Homes Trust, Inc., a Maryland corporation (“Bluerock Homes” or “BHM”), and, prior to the consummation of the Merger, the Company will distribute the common stock of Bluerock Homes to the Company’s common stockholders as of the record date for such distribution in a taxable distribution (the “Distribution”).

As of March 7, 2022, the record date for the Special Meeting, there were 29,269,299 shares of Class A common stock and 67,933 shares of Class C common stock of the Company outstanding and entitled to vote at the Special Meeting. A holder of the Company’s common stock is entitled to one vote for each share of Class A common stock held and to fifty votes for each share of Class C common stock held as of the record date. Accordingly, a total of 32,665,949 votes were entitled to be cast at the Special Meeting. There were 16,373,958 shares of Class A common stock, representing 16,373,958 votes, and 67,933 shares of Class C common stock, representing 3,396,650 votes, present virtually or by proxy at the Special Meeting, which together represented 60.52% of the votes entitled to be cast at the Special Meeting, and which constituted a quorum for the transaction of business.

At the Special Meeting, the following proposals were considered:

(1)	the proposal to approve the Merger;

(2)	the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger; and

(3)	the proposal to approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger.

Each of the three proposals was approved by the requisite vote of the Company’s stockholders. Because there were sufficient votes present to approve the Merger, it was not necessary to adjourn the meeting. The final voting results for each proposal are as set forth below. For more information on each of these proposals, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”), which the Company first mailed to its stockholders on or about March 11, 2022 and supplemented via its Current Report on Form 8-K filed on March 31, 2022 and its Definitive Additional Materials on Schedule 14A filed on April 8, 2022.

1.	Proposal to approve the Merger:

For	Against	Abstain
19,626,000	58,287	86,321

2.	Proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger:

For	Against	Abstain
14,579,031	4,328,380	863,197

3.	Proposal to approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger:

For	Against	Abstain
19,194,176	465,620	110,812

Under NYSE American rules, because none of the proposals before the Special Meeting were routine matters, there could be no broker non-votes in connection with any such proposal at the Special Meeting.

Item 8.01	Other Events.

On April 12, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “estimate” and similar words or expressions, including the negative version of such words and expressions. These forward-looking statements are based upon the Company’s present expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve uncertainty that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Investors should not place undue reliance upon these forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in these forward-looking statements due to numerous factors. Factors that could have a material adverse effect on our operations, future prospects, the Merger and the Separation and the Distribution include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy any of the conditions to the completion of the Merger, the Separation or the Distribution; the risks that the market does not value BHM shares at net asset value; the failure to recognize the potential benefits of the Separation and the Distribution due to, among other reasons, BHM’s lack of liquidity, small market size or inability to grow and expand revenues and earnings following the Distribution; shareholder litigation in connection with the Merger, the Separation or the Distribution, which may affect the timing or occurrence of the Merger, the Separation or the Distribution or result in significant costs of defense, indemnification and liability; the effect of the announcement of the Merger and the Separation and the Distribution on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Merger and the Separation and the Distribution; the ability to meet expectations regarding the timing and completion of the Merger and the Separation and the Distribution; the possibility that any opinions, consents or approvals required in connection with the Separation and the Distribution will not be received or obtained in the expected time frame, on the expected terms or at all; and significant transaction costs, fees, expenses and charges. There can be no assurance that the Merger, the Separation, the Distribution or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. There can be no assurance as to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the Company’s or BHM’s financial condition, results of operations, cash flows and performance and those of their respective tenants as well as on the economy and real estate and financial markets, which may impact the timing or occurrence of the Merger, the Separation or the Distribution. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2022, and subsequent filings by the Company with the SEC. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated April 12, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Date: April 13, 2022	By:	/s/ Michael L. Konig
	Name:	Michael L. Konig
	Title:	Chief Legal Officer and Secretary